UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2022

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)
628 Main Street, Danville, Virginia 24541 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2022, the board of directors of American National Bankshares Inc. (the “Company”) appointed J. Nathan Duggins III and William J. Farrell II as directors of the Company, effective immediately.  They have also been appointed as directors of the Company’s wholly-owned subsidiary bank, American National Bank and Trust Company (the “Bank”).  They will be compensated in the same manner as other non-employee directors of the Company, as described in the Company’s proxy statement filed in connection with the 2022 annual meeting of shareholders. As of the date of this report, they have not been appointed to any committee of the board of directors of the Company.

A copy of the press release announcing the appointment of Mr. Duggins and Mr. Farrell to the boards of directors of the Company and the Bank is attached to this report as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 18, 2022, the board of directors of the Company amended Section 2.2 of the Company’s bylaws to increase the size of the Company’s board of directors from 11 directors to 13 directors.  A copy of the Company’s bylaws, as amended, is attached to this report as Exhibit 3.2 and is incorporated by reference into this Item 5.03.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
3.2	Bylaws of American National Bankshares Inc., as amended.
99.1	Press release, dated October 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: October 19, 2022	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President, Chief Operating
Officer and Chief Financial Officer

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